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                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITOR

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-89872, 33-60804, 333-37986 and 333-20405) of
Koss Corporation of our report dated July 11, 2003 relating to the financial statements which appear in this Form 10-K.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
August 15, 2003